CASH AND CASH EQUIVALENTS AND INVESTMENTS. ADDITIONAL INFORMATION ON THE CONSOLIDATED STATEMENTS OF CASH FLOWS - Changes in assets/liabilities components (Details) - ARS ($) $ in Millions	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Net (increase) decrease in assets
Trade receivables	$ (12,854)	$ (20,075)	$ (12,149)
Other receivables	(5,316)	(6,007)	(6,392)
Inventories	(391)	(1,943)	(1,971)
Total	(18,561)	(28,025)	(20,512)
Net increase (decrease) in liabilities
Trade payables	6,640	8,887	(8,364)
Salaries and social security payables	10,002	6,545	9,392
Other taxes payables	(2,656)	3,467	4,509
Other liabilities and Provisions	(4,545)	(3,771)	(89)
Total	$ 9,441	$ 15,128	$ 5,448